Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): November 17, 2003




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)









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ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable

ITEM  5.  Other  Materially  Important  Events                  Not  Applicable

ITEM  6.  Resignation  of  Registrant's  Directors              Not  Applicable

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS
     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.     (None)
     (b)    EXHIBITS.

ITEM  8:  Change in Fiscal year                                 Not  Applicable

ITEM  9:  Regulation FD Disclosure

On November 17, 2003, the registrant issued a press release announcing the The release of third quarter 2003 financial results.

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -   Copy of the Press Release of November 17, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                          (Registrant)

Date:  November 17, 2003              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)














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EXHIBIT  99.1

MERIDIAN HOLDINGS, INC, REPORTS FINANCIAL RESULTS FOR THE THIRD QUARTER OF
                            2003

LOS ANGELES,  CALIF.- Meridian  Holdings,  Inc. (OTC  Bulletin Board: MRDH),
announced   today  the  timely  filing   of  the  company's  quarterly report
to the Securities  and   Exchange Commission for the  period ended  September
30, 2003, on  Form 10-QSB.

The Company recorded a profit from operations for the three months ended September 30, 2003 of $68,798, on a revenue of $631,151, compared to a profit of $34,464, on a revenue of $765,776, for the three months ended September 30, 2002. The increase in net profit from operations is due to the decrease in operating expenses, cost of medical claims paid and outside consultants fees.

Medical services (Capitation) revenues decreased by 10% from $492,033 for the three months ended September 30, 2002 to $ 444,006 for the three months ended September 30, 2003, and increased by 6% from $1,323,347 for the nine months ended September 30, 2002 to $1,399,039 for the nine months ended September 30, 2003. The decrease in revenue for the three months ended September 2003 is due to decreased in overall membership enrolment in the Capnet IPA physician network.

Full text of the report may be viewed on the SEC's EDGAR database at www.sec.gov.

About  Meridian  Holdings,  Inc.

Meridian Holdings, Inc. is a Healthcare Services and Technology Company. Meridian's network of affiliated companies is designed to encourage maximum leverage of information technology, operational excellence, industry expertise, and synergistic business opportunities. Meridian is committed to building shareholder value by positioning affiliated companies as independent business entities in which Meridian shareholders enjoy equity participation. Learn more about the company and its affiliated entities, including CGI Communications Services, Inc. and InterCare DX, Inc. by visiting Meridian's web site at www.meho.com.

NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto.
Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological and other factors discussed in the statements and/or in the company's filings with the Securities and Exchange Commission.

                                      #  #  #
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CONTACT:  Anthony C. Dike
          Meridian  Holdings, Inc.
          213-627-8878
          www.meho.com


















































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